SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2007
WORLD WRESTLING ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 352-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 1, 2007, World Wrestling Entertainment hired Michael Lake as President of its WWE Films division. In this capacity, Mr. Lake will be replacing Joel Simon, the previous President, WWE Films, who left his position with the Company on September 28, 2007 to pursue opportunities as an independent film producer.
     Mr. Lake, a thirty-six year veteran of the movie and television industries, has overseen production for such hits as “The Matrix Trilogy,” “Miss Congeniality,” “Ocean’s Eleven” and “Ocean’s Twelve.” Recently, Mr. Lake served as Executive Producer for WWE Film’s “The Condemned,” starring Stone Cold Steve Austin.

Item 9.01.	Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
99.1	Press Release dated October 4, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ Michael Sileck
Michael Sileck
Chief Operating Officer

Dated: October 4, 2007